UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 14th, 2018

GRCR PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-208814	47-2847446
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

1771 Post Rd East #178

Westport, CT 06880

 (Address of principal executive offices and Zip Code)

(203) 307-1179

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.01 – CHANGE IN CONTROL OF REGISTERANT.

On September 14th, 2018, Sean Conrad, the Company's President and CEO, on behalf of SCM Holdings II LLC, executed a stock purchase agreement with Eroll Grow Tech Ltd., which acquired 2,505,000 shares of common stock, representing 85.6% ownership of the Company. Eroll Grow Tech Ltd. paid $148,356.00 in cash.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 14th, 2018, Mr. Sean Conrad resigned from his official positions as Director, CEO, and CFO of the Company, and on the same day the shareholders of the Corporation voted Mr. Zohar Levy as Director & Chief Executive Officer and Uri Birenberg as Chief Financial Officer. The company shall continue to provide compliance supporting services to its clients.

Zohar Levy, 47, is a renowned entrepreneur and CEO with extensive executive business experience in the international environmental and the green industry markets. He owns several factories with ongoing operations in Israel and overseas and has sspecial expertise in the recycling of plastic PET and HDPE High quality flakes for food applications.

Uri Birenberg, 43, has 17 years of executive experience as CFO, VP Finance, Financial Controller and Auditor of public and private international Companies and brings a wealth of knowledge in Strategic business analysis, budget planning and control, accounting, and taxation issues. Mr. Birenberg served as a CFO for Radcom (NSDK:“RDCM”), as well as senior financial positions in Hewlett Packard, SunGard, Ormat and Ernst & Young. Mr. Birenberg holds a BB and M.B.A in Accounting and Business Management from the College of Management in Israel and is an Israeli Certified CPA.

Item 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 14th, 2018, post-acquisition, GRCR Partners Inc., (“the Company”) executed an Acquisition and Share Exchange Agreement with Eroll Grow Tech Ltd., an Israeli Corporation and now the largest shareholder of the Company. Per the terms of the Agreement, the Company has issued 12,073,500 Treasury Shares to acquire the entire operative business of Eroll Grow Tech Ltd.

ITEM 9.01 EXHIBITS

  (d) Exhibits.

10.1

Shareholders’ Resolution Appointing New Officers

10.2

Resignation of Sean Conrad

10.3

Acquisition and Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17th, 2018

GRCR Partners Inc.

/s/ Zohar Levy

By:   Zohar Levy, CEO

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